                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Miles B. Yakre

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Miles B. Yakre                                    Dated as of April 19, 2010
       ----------------------------------------------------
       Miles B. Yakre

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of April 19, 2010
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Sylvia R. Wagner

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Sylvia R. Wagner                                  Dated as of April 19, 2010
       ----------------------------------------------------
       Sylvia R. Wagner

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of April 19, 2010
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               S. Craig Lemasters

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ S. Craig Lemasters                                Dated as of October 1, 2006
       ----------------------------------------------------
       S. Craig Lemasters

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Michael J. Peninger

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Michael J. Peninger                               Dated as of October 1, 2006
       ----------------------------------------------------
       Michael J. Peninger

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              John Steven Roberts

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ John S. Roberts                                   Dated as of March 30, 2009
       ----------------------------------------------------
       John Steven Roberts

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 30, 2009
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                             Christopher J. Pagano

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Christopher J. Pagano                             Dated as of October 28, 2009
       ----------------------------------------------------
       Christopher J. Pagano

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 28, 2009
Filed on Form N-4
File Numbers:

333-79701
333-43799
33-37577
33-19421
333-65233
33-63935
333-43886
33-73986